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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-12

                           CNL HOTELS & RESORTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
         (5)     Total fee paid:

                 --------------------------------------------------------------
|_|      Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:
                 --------------------------------------------------------------
         (2)     Form, Schedule or Registration Statement No.:
                 --------------------------------------------------------------
         (3)     Filing Party:
                 --------------------------------------------------------------
         (4)     Date Filed:
                 --------------------------------------------------------------

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Text of email to Broker/Dealers that were signed on to sell and Financial
Advisors who sold or have clients in CHR
Email date: May 15, 2006


To:      BDs who were signed on to sell and FAs who sold or have clients in CHR
From:    Tim Seneff
RE:      CNL Hotels & Resorts Mails Proxy to Shareholders


FOR BROKER/DEALER USE ONLY - Dissemination to current or prospective investors is prohibited. This is not an offer. Securities can only be offered by prospectus.

CNL Securities Corp.
Update - CNL Hotels & Resorts, Inc.
May 15, 2006

In our ongoing commitment to keep you as informed as possible regarding product news that could potentially impact your clients, we are writing today to inform you that CNL Hotels and Resorts mailed a proxy statement to shareholders on or about May 12, 2006. The purpose of the proxy statement is to solicit shareholder approval of the amended merger as well as related charter amendments.

Upon reading the proxy statement, you will notice that the price of the Advisor is considerably lower than the price shareholders approved in 2004. The factors contributing to the price decrease are summarized in the proxy statement beginning on each of page 12 and page 36. For comprehensive information, we encourage you to read the proxy statement, as filed on Schedule 14A on May 12, 2006. You may access this filing by visiting CNL Hotels & Resorts' website at http://www.cnlhotels.com and clicking on the Investor Relations section, or by visiting http://www.sec.gov.

Should you have any questions, please do not hesitate to contact your sales representative directly or CNL Client Services at (866) 650-0650, option 2.

Thank you for your continued support and confidence in CNL.

Tim Seneff
Chief Operating Officer
CNL Securities Corp.
Member NASD/SIPC